EXHIBIT 10.9

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (hereinafter referred to as this "Third Amendment") is made as of the 29th day of January, 2010, by and among

BEL FUSE INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having an address located at 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as the "Borrower"),

AND

BEI, VENTURES INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address located at c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as "Bel Ventures"),

AND

BEL POWER INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts, having an address located at c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as "Bel Power"),

AND

BEL TRANSFORMER INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address located at c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as "Bel Transformer"),

AND

BEL CONNECTOR INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address located at c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as "Bel Connector"),

AND

CINCH CONNECTORS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an address located at c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302 (hereinafter referred to as "Cinch Connectors", and hereinafter Bel Ventures, Bel Power, Bel Transformer, and Bel Connector shall be collectively referred to as the "Original Guarantors", and hereinafter the Original Guarantors and Cinch Connectors shall be collectively referred to as the "Guarantors"),

AND

BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016 (hereinafter referred to as the "Lender").

WITNESSETH:

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Credit and Guaranty Agreement dated February 12, 2007, executed by and among the Borrower, the Lender, Bel Power Products Inc., a Delaware corporation (hereinafter referred to as "Bel Power Products"), and the Original Guarantors (hereinafter referred to as the "Original Loan Agreement"), (i) the Lender made available to the Borrower an unsecured revolving credit loan facility in the maximum principal amount of up to Twenty Million and 00/100 ($20,000,000.00) Dollars for working capital purposes, capital expenditures, and other lawful corporate purposes of the Borrower (hereinafter referred to as the "Revolving Credit Facility") and (ii) each Original Guarantor and Bel Power Products, as an original guarantor, absolutely, irrevocably and unconditionally guarantied the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the "Borrower Obligations" (as such term is defined in the Original Loan Agreement); and

WHEREAS, the Revolving Credit Facility is evidenced by that certain Revolving Credit Loan Note dated February 12, 2007, executed by the Borrower, as maker, in favor of the Lender, as payee (hereinafter referred to as the "Revolving Credit Loan Note"), in the maximum principal amount of up to $20,000,000.00; and

WHEREAS, Bel Power Products has merged with and into Bel Power, with Bel Power being the surviving entity, as evidenced by (i) those certain Articles of Merger Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities dated July 6, 2006 and filed with the Office of the Secretary of the Commonwealth of Massachusetts on September 1, 2006 and (ii) that certain Certificate of Merger dated January 10, 2008 and filed with the Secretary of State of the State of Delaware on January 22, 2008; and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain First Amendment to Credit and Guaranty Agreement dated as of April 30, 2008, executed by and among the Lender, the Borrower, and the Original Guarantors (hereinafter referred to as the "First Amendment"), the Borrower, the Original Guarantors, and the Lender amended the Original Loan Agreement for the purposes more fully set forth and described therein; and

WHEREAS, pursuant to the terms, conditions, and provisions of that certain Second Amendment to Credit and Guaranty Agreement dated as of June 30, 2009, executed by and among the Lender, the Borrower, and the Original Guarantors (hereinafter referred to as the "Second Amendment"), the Borrower, the Guarantors, and the Lender amended the Original Loan Agreement for the purposes more fully set forth and described therein (hereinafter the Original Loan Agreement, as amended and modified by the First Amendment and the Second Amendment, shall be referred to as the "Loan Agreement"); and

WHEREAS, the Borrower has acquired one hundred percent (100%) of the issued and outstanding stock of Cinch Connectors (hereinafter referred to as the "Acquisition") on the date hereof and, pursuant to the terms, conditions, and provisions of that certain Guaranty Supplement No. 1 dated of even date herewith, executed by and between Cinch Connectors and the Lender, Cinch Connectors has been added as a "Subsidiary Guarantor" (as such term is defined in the Loan Agreement) of the Revolving Credit Facility;

WHEREAS, in connection with the Acquisition, the Borrower, the Guarantors, and the Lender have agreed to further amend and modify the terms, conditions, and provisions of the Loan Agreement pursuant to the terms, conditions, and provisions of this Third Amendment for the purposes more fully set forth and described herein; and

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement

NOW, THEREFORE, intending to be legally bound hereby the Borrower, the Guarantors, and the Lender hereby promise, covenant, and agree as follows:

1.            Loan Agreement. The Loan Agreement is hereby amended and modified by this Third Amendment as follows:

(i)            The existing definition of "Loan Documents" in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following new definition of "Loan Documents" is hereby inserted in its place and stead:

""Loan Documents" means, collectively, this Agreement, the Note, the First Amendment, the Second Amendment, the Third Amendment, the each Secured Hedging Agreement and all other agreements, instruments and documents executed or delivered in connection herewith."

(ii)            The following new definition is hereby inserted into Section 1.1 of the Loan Agreement in its proper place:

""Third Amendment" shall mean that certain Third Amendment to Credit and Guaranty Agreement dated as of January 29, 2010 executed by and among the Borrower, the Lender, and the then current Subsidiary Guarantors as of the date of such Third Amendment to Credit and Guaranty Agreement, pursuant to which the parties thereto amended and modified the terms, conditions, and provisions of this Agreement."

(iii)          Schedule 4.13 of the Loan Agreement is hereby deleted in its entirety and a new Schedule 4.13 in the form attached hereto as Exhibit "A" is hereby inserted in its place and stead.

(iv)         Any and all references to the "Loan Agreement" shall be amended and modified to refer to the Loan Agreement as amended and modified by this Third Amendment.

2.            Satisfaction of Conditions Precedent to the Acquisition. The Borrower, Guarantors, and Lender, as applicable, hereby represent and warrant that all conditions precedent to the Acquisition set forth in the Loan Agreement, including, without limitation, those conditions precedent set forth in Section 6.9 and Section 7.5(c) of the Loan Agreement, have been fully satisfied.

3.            Remaking of Representations and Warranties. All representations and warranties contained in the Loan Agreement, as amended and modified by this Third Amendment, and all of the other Loan Documents, are true, accurate, and complete as of the date hereof and shall be deemed continuing representations and warranties so long as the Revolving Credit Facility shall remain outstanding.

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT)

4.             No Amendment of Other Terms. All other terms and conditions of the Loan Agreement, as amended and modified by this Third Amendment, the Revolving Credit Loan Note, and all of the other Loan Documents remain in full force and effect, except as amended and modified herein, and the parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to the Loan Agreement, the Revolving Credit Loan Note, and all of the other Loan Documents.

5.             Further Agreements and Representations. The Borrower and the Guarantors do hereby (i) ratify, confirm, and acknowledge that the Loan Agreement, as amended and modified by this Third Amendment, the Revolving Credit Loan Note, and all other Loan Documents continue to be valid, binding and in full force and effect, (ii) acknowledge and agree that, as of the date hereof. the Borrower has no defense, set-off, counterclaim, or challenge against the payment of any sums due and owing to the Lender or the enforcement of any of the terms of the Loan Agreement and/or any of the other Loan Documents, (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained m the Loan Agreement and the other Loan Documents are true, accurate, and correct as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate, and correct as of such date or dates and that none of the corporate documents of the Borrower or the Guarantors have been materially amended, modified, or supplemented since the date of the execution and delivery of the Loan Agreement, and (iv) represent and wanrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Third Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.

6.            No Novation. It is the intention of the parties hereto that this Third Amendment shall not constitute a novation.

7.            Additional Documents; Further Assurances. The Borrower and the Guarantors hereby covenant and agree to execute and deliver to the Lender, or to cause to be executed and delivered to the Lender contemporaneously herewith, at their sole cost and expense, any other documents, agreements, statements, resolutions, certificates, opinions, consents, searches, and information as the Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Guarantors hereby further covenant and agree to execute and deliver to the Lender, or to use reasonable efforts to cause to be executed and delivered to the Lender, at their sole cost and expense, from time to time, any and all other documents, agreements, statements, certificates, and information as the Lender shall reasonably request to evidence or effect the terms of the Loan Agreement, and/or any of the other Loan Documents. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Lender.

8.            Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Lender's reasonable expenses in connection with this Third Amendment, including, without limitation, reasonable fees and disbursements of Lender's legal counsel.

9.            No Waiver. Nothing contained herein constitutes an agreement or obligation by the Lender to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and nothing contained herein constitutes a waiver or release by the Lender of any rights or remedies available to the Lender under the Loan Documents, as amended and modified hereby, at law or in equity.

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

10.          Waiver, Release and Indemnification by the Borrower and Waiver and Release by the Guarantors. To induce the Lender to enter into this Third Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Lender and its officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors, and assigns and the heirs, executors, administrators, successors, and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the "Releasees") from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Revolving Credit Facility. The Borrower further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability, or expense (including attorneys' fees) suffered by or rendered against the Lender on account of any claims of third parties arising out of or relating to the Revolving Credit Facility. The Borrower further states that it has carefully read the foregoing release and indemnity and the Guarantors further state that they have carefully read the foregoing release, and each of the Borrower and the Guarantors knows the contents thereof and grants the same as its own free act and deed.

11.              Binding Effect; Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.

12.              Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

IN WITNESS WHEREOF, the Lender, the Borrower, and the Guarantors have duly executed and delivered this Third Amendment, all as of the day and year first written above.

BORROWER:

BEL FUSE. INC., a New Jersey corporation

By:
Colin Dunn Vice President

GUARANTORS:

BEL VENTURES INC., a Delaware corporation BEL POWER INC., a Massachusetts corporation BEL TRANSFORMER INC., a Delaware corporation

BEL CONNECTOR INC., a Delaware corporation

CINCH CONNECTORS, INC., a Delaware corporation

AS TO EACH OF THE FOREGOING:

By:
Colin Dunn
Vice President of each of the above-referenced corporations

LENDER:

BANK OF AMERICA, N.A.

By:
David J. Bardwil
Senior Vice President

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

IN WITNESS WHEREOF, the Lender, the Borrower, and the Guarantors have duly executed and delivered this Third Amendment, all as of the day and year first written above.

BORROWER:

BEL FUSE INC., a New Jersey corporation

By:
Colin Dunn
Vice President

GUARANTORS:

BEL VENTURES INC., a Delaware corporation

BEL POWER INC., a Massachusetts corporation

BEL TRANSFORMER INC., a Delaware corporation BEL CONNECTOR INC., a Delaware corporation

CINCH CONNECTORS, INC., a Delaware corporation

AS TO EACH OF THE FOREGOING:

By:
Colin Dunn
Vice President of each of the above-referenced corporations

LENDER:

BANK OF AMERICA, N.A.

By:
David J. Bardwil Senior Vice President

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT EXECUTED BY AND AMONG BEL FUSE INC., BEL VENTURES INC., BEL POWER INC., BEL TRANSFORMER INC., BEL CONNECTOR INC., CINCH CONNECTORS, INC., AND BANK OF AMERICA, NATIONAL ASSOCIATION

DATED AS OF JANUARY 29, 2010

List of Subsidiaries

Name	Jurisdiction of Formation	Equity Securities Owner(s)
Bel Connector Inc.	Delaware	Bel Fuse Inc.
Bel Fuse Delaware, Inc.	Delaware	Bel Fuse Inc.
Bel Power Inc.	Massachusetts	Bel Fuse Inc.
Bel Transformer Inc.	Delaware	Bel Fuse Inc.
Bel Ventures Inc.	Delaware	Bel Fuse Inc.
Cinch Connectors, Inc.	Delaware	Bel Fuse Inc.
Bel Fuse Europe Ltd.	United Kingdom	Bel Fuse Inc.
Cinch Connectors Ltd.	United Kingdom	Cinch Connectors, Inc.
Bel Fuse Limited	Hong Kong	Bel Fuse Inc. (3,305,580 shares) Daniel Bernstein (1 share)
Bel Fuse (MCO) LTD.	Macau	Bel Fuse Inc.
Bel Stewart GmbH	Germany	Bel Fuse Inc.
Bel Components Ltd.	Hong Kong	Bel Fuse Limited Bel Fuse Limited
Bel Delaware LLC	Delaware
Bel Fuse Macau LDA	Macau	Bel Fuse Limited
Bel Sales (Hong Kong) Ltd.	Hong Kong	Bel Fuse Limited
Top East Corporation Ltd.	Hong Kong	Bel Fuse Limited
Stewart Connector Systems de Mexico, S.A. de C.V.	Mexico	Bel Connector Inc. (490 shares) Transformer One LLC (10 shares)
Cinch Connectors de Mexico, S.A. de C.V.	Mexico	Cinch Connectors, Inc.
Signal Dominicana, S.R.L.	Dominican Republic	Bel Transformer Inc. (99 shares) Transformer One LLC (1 share)
Bel Stewart s.r.o.	Czech Republic	Bel Stewart GmbH
Bel Power (Hangzhou)	PRC	Bel Fuse Macau LDA

[THIRD AMENDMENT TO CREDIT AND
GUARANTY AGREEMENT]

GUARANTY SUPPLEMENT NO. I

THIS GUARANTY SUPPLEMENT NO. 1, dated as of January 29, 2010, supplements, amends, and modifies that certain (i) the Credit and Guaranty Agreement, dated February 12, 2007, executed by and among BEL FUSE INC. (the "Borrower"), the Subsidiary Guarantors party thereto, and BANK OF AMERICA, N.A. (the "Lender")(as it may have been subsequently amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lender has agreed to make the Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Subsidiary Guarantors have entered into the Credit Agreement in order to induce the Lender to make the Loans. Pursuant to Section 6.9 of the Credit Agreement, each Subsidiary created or acquired after the Effective Date that is a Domestic Subsidiary is to become a Subsidiary Guarantor by the execution and delivery of this Guarantee Supplement.

The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Guaranty Supplement No. 1 in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Credit Agreement in order to induce the Lender to make additional Loans and as consideration for the Loans previously made.

Accordingly, the Lender and the New Subsidiary Guarantor agree that, in accordance with Section 6.9 of the Credit Agreement, the New Subsidiary Guarantor, by its signature below, becomes a Subsidiary Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (i) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Subsidiary Guarantor thereunder and (n) represents and warrants that the representations and warranties made with respect to it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in any Loan Document shall be deemed to include the New Subsidiary Guarantor from and after the date hereof.

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IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Guaranty Supplement No. 1 to the duly executed on its behalf.

CINCH CONNECTORS, INC., a Delaware corporation

By:
Colin Dunn
Vice President

Address for Notices:

c/o Bel Fuse Inc.
206 Van Vorst Street
Jersey City, NJ 07302
Attention: Colin Dunn - Vice President

Telephone: (201) 432-0463 Telecopy: (201) 432-9542

Accepted and agreed to as
of the date first above written:

BANK OF AMERICA, N.A.

By:
David J. Bardwil
Senior Vice President

IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Guaranty Supplement No. 1 to be duly executed on its behalf.

CINCH CONNECTORS, INC., a Delaware corporation

By:
Colin Dunn
Vice President

Address for Notices:

c/o Bel Fuse Inc.
206 Van Vorst Street
Jersey City, NJ 07302
Attention: Colin Dunn - Vice President

Telephone: (201) 432-0463 Telecopy: (201) 432-9542

Accepted and agreed to as
of the date first above written:

BANK OF AMERICA, N.A.

By:
David J. Bardwil
Senior Vice President